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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 8, 2003


                              ACE SECURITIES CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                 333-81236                   56-2088493
 (STATE OR OTHER JURISDICTION      (COMMISSION               (I.R.S. EMPLOYER
      OF INCORPORATION)            FILE NUMBER)             IDENTIFICATION NO.)

6525 Morrison Blvd.,
Suite 318
Charlotte, North
Carolina                                                          28211
---------------------------                                       -----
    (ADDRESS OF PRINCIPAL                                       (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (704) 365-0569.







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Item 5.  Other Events.
         ------------

Description of the Mortgage Pool

                  On or about July 15, 2003, the Registrant will cause the issuance and sale of approximately $306,574,000 initial principal amount of ACE Securities Corp. Home Equity Loan Trust, Series 2003-TC1 Asset Backed Pass-Through Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of July 1, 2003, between the Registrant as depositor, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, and Bank One, National Association, as trustee.

Collateral Term Sheet

                  Deutsche Bank Securities Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials ("Collateral Term Sheet") in written form, which are in the nature of data tables.

                  The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.

Item 7.           Financial Statements, PRO FORMA Financial Information and
                  Exhibits
                  ---------------------------------------------------------

                  (a) Financial Statements.
                      --------------------

                      Not applicable.

                  (b) PRO FORMA Financial Information.
                      -------------------------------

                      Not applicable.

                  (c) Exhibits
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                                      ITEM 601(A) OF
                                      REGULATION S-K
      EXHIBIT NO.                      EXHIBIT NO.                                DESCRIPTION
      -----------                      -----------                                -----------
           1                               99.1                   Collateral Term Sheets (as defined in Item
                                                                  5) that have been provided by the
                                                                  Underwriter to certain prospective
                                                                  purchasers of ACE Securities Corp. Home
                                                                  Equity Loan Trust, Series 2003-TC1. The
                                                                  Preliminary Structural and Collateral Term
                                                                  Sheet has been filed on paper pursuant to a
                                                                  continuing hardship exemption from certain
                                                                  electronic requirements.

                                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 8, 2003

                                                     ACE SECURITIES CORP.


                                                     By: /s/ Douglas K. Johnson
                                                         ----------------------
                                                     Name:   Douglas K. Johnson
                                                     Title:  President


                                                     By: /s/ Evelyn Echevarria
                                                         ----------------------
                                                     Name:   Evelyn Echevarria
                                                     Title:  Vice President

                                  EXHIBIT INDEX



                        Item 601(a) of          Sequentially
                        Regulation S-K          Numbered
Exhibit Number          Exhibit No.             Description                 Page
--------------          -----------             -----------                 ----
1                       99.1                    Collateral Term Sheets.     6
                                                The Preliminary
                                                Structural and
                                                Collateral Term Sheet
                                                has been filed on
                                                paper pursuant to a
                                                continuing hardship
                                                exemption from certain
                                                electronic
                                                requirements.